Q3 2026 Investor Presentation John iannone SVP & Director of Investor Relations (304) 905-7021 (WSBC financials as of the three months ending June 30, 2026)

WesBanco: Built to Deliver Our Next Phase of Growth Investment Rationale Strong Foundation 155 years of profitability and soundness Robust, low-cost deposit base Economically diverse footprint supports earnings stability Strong capital levels provide flexibility across economic cycles Sustainable Operating Model Relationship-led, organic growth focused strategy Diversified revenue streams across Retail and Commercial channels Disciplined expense culture to enable future investment Proven Execution Consistently delivering on strategic priorities Ability to fully-fund loan growth through deposit growth – $1.3B organically over the last 24 months Delivering positive operating leverage – 2.0x since 12/31/2021 Compelling Growth Profile Repeatable market expansion strategy Meaningful opportunities to increase fee penetration Continued efficiency gains through expense management and digital capabilities Positioned to drive earnings growth supported by credit, capital, and risk discipline Note: financial data as of 6/30/2026; current year for operating leverage is YTD annualized

Diversified Regional Financial Institution with Scale and Reach Who We Are Assets $27.8 billion Deposits $21.6 billion Loans $19.5 billion Wealth AUM $10.9 billion Loan Growth CAGR 7.7% Operations 10 states Highlights Top 50 largest publicly-traded financial institution Diversified Loan and Deposit Mix Note: data as of 6/30/2026; Wealth AUM represents Trust and Investment Services assets under management and broker-dealer securities account values (including annuities); loan growth CAGR since 12/31/2021

Focused on 5 Priorities to Support Long-Term Value Creation Business & Strategy Grow fee income by deepening client relationships across Wealth, Trust, Treasury, and Commercial derivative services Drive deposit-funded loan growth by expanding in existing and new markets and enhancing product and solution offerings Long-Term Value Creation Expand into select high-growth markets while aligning distribution channels with demand in existing markets Generate operating leverage through disciplined investments, operational efficiencies, and expense management Deliver long-term value through sustainable returns, balance sheet management, and shareholder distributions Disciplined Capital Allocation Positive Operating Leverage Fee Income Growth Strategic Market Expansion & Distribution Organic Loan and Deposit Growth 1 2 3 4 5

Complementary Consumer/Commercial Franchise Fuels Loan Growth Organic Loan and Deposit Growth Note: data as of 6/30/2026; loan growth CAGR since 12/31/2021; total funding defined as customer deposits + FHLB borrowings + Fed Funds; industry defined as all publicly traded U.S. banks; peers defined as all U.S. banks with assets between $20B and $50B (source: S&P Capital IQ); new customers under the age of 45 represents the last twelve months Commercial Banking Platform Driving 8% Loan Growth CAGR Capabilities Scalable Integrated Platform Business Banking C&I and CRE Lending Cash Management Fraud Prevention Private Banking Trust Services Working Capital Industry Expertise Commercial Real Estate Construction Healthcare Manufacturing Public Sector Retail Small and Middle Markets Small to Middle Market Focus Up to $250 million in revenues Strong Granular Core Deposit Franchise ~65% new customers under the age of 45 $100+MM Unique long-term deposit generation annually 89% average loan-to-deposit ratio Balanced Commercial and Consumer Mix 94% of total funding from deposits, compared to 87% for the industry

Diversified Loan Portfolio Built for Growth Organic Loan and Deposit Growth Note: data as of 6/30/2026; Healthcare is included in LCD CRE, Owner Occupied CRE, Improved Property CRE, and C&I Commercial & Industrial (C&I) Hiring and growth strategies focused on relationship banking Talent, support, and infrastructure to support C&I spectrum Commercial Real Estate (CRE) Continued portfolio growth and concentration management Focus on markets for growth to balance economic diversity Healthcare Vertical Focus on primary bank relationships through targeted direct calling on sponsors across the continuum of care Core team of experts focused exclusively on generating healthcare-related loans, deposits and fees Residential Mortgage Wide range of both portfolio and saleable products Strong emphasis on customer service and retention LCD CRE 8% Owner Occupied CRE 16% Improved Property CRE 33% C&I 15% memo: Healthcare 5% Total Loans

Q2 Structural Deposit Funding Advantage Driving Sustained Growth Unique long-term deposit advantage generating $100+MM annually Granular, sticky core deposits support organic growth with average $30,000 deposit size and 10+ year account tenure Total deposit funding cost of 1.78% comparable to peers Organic Loan and Deposit Growth Note: data as of 6/30/2026; deposit balance chart are period-ends; funding cost chart are quarterly averages and include non-interest bearing deposits; peers defined as all U.S. banks with total assets between $20B and $50B (source: S&P Capital IQ) and represent simple averages $14.1 $21.7 $21.6 $13.1 $13.2 15% CAGR

(annualized) Treasury Management Deep legacy and expertise across Trust Services, Private Client, and Securities Brokerage Treasury Management capabilities for cash-flow optimization, earnings enhancement, and fraud-mitigation Back-to-back swap program provides interest rate risk mitigation for both customers and WesBanco Fee Income Growth Note: data as of 6/30/2026; Wealth Management: Trust represents Trust & Investment Services assets under management, Securities represents Securities Brokerage account values (including annuities), Private Client represents private client loans outstandings plus deposits; CAGRs: Trust since 12/31/2001, Securities since 12/31/2021, Private Client since 12/31/2013 CAGRs: Trust 4%; Securities 17%; Private Client 31% Wealth & Treasury Provide Capital-Light, Long-Term Growth Levers

Disciplined Market Expansion Accretive to Shareholder Value Market Expansion & Distribution Note: data as of 6/30/2026; Premier Financial figures represent 12 months ending 3/31/2026 compared to the acquisition model published 7/26/2024 (acquisition closed 2/28/2025); MSA demographic data based on U.S. Census data (source: S&P Capital IQ); ATL = Atlanta MSA; BNA = Nashville MSA; MIA = Ft Lauderdale, Miami, West Palm Beach MSA Focused on high-growth markets, using loan production offices (LPO) as an efficient entry model Opened 5 LPOs from 2022 to 2025 with 3 additional Florida LPOs and the expansion of the Nashville and Northern Virginia LPOs in 2026, generating $1B in loans and ~30% of the commercial pipeline Acquired Premier Financial, delivering 49% core EPS accretion, exceeding the 40% first year projection Median Household Income (HHI) 2026-31 HHI Growth 2026-31 Population Growth

Proven LPO Strategy to Enter and Grow in Attractive Markets Market Expansion & Distribution Stage 1 – Launch Select seasoned team (market leader + bankers) Focus on relationship-led commercial lending Access to credit, treasury, and wealth capabilities Centralized underwriting with consistent credit standards Stage 2 – Grow Ramp pipeline and production to targeted profitability run-rate within 12-18 months Expand commercial bankers, support staff Deepen deposit and fee relationships Selectively add treasury management teams Chattanooga: LPO to franchise operations in under 3 years Launched with small commercial banking team focused on targeted client segments Achieved profitability targets through loan portfolio and fee income growth and in-market deposit funding Selectively expanding team aligned with demand Added producers and support staff as pipeline and client engagement reached sustainable levels Opened full-service financial center August 2023 April 2026 Stage 3 – Establish Franchise Convert to full-service commercial locations when market-defined thresholds are met Add retail, residential, and wealth management capabilities as economics justify Maintain capital and expense discipline

Market Expansion & Distribution

Building a Scaled Franchise in High Growth Florida Markets


FLORIDA
Palm Beach
Broward County
Naples
Financial Centers
Loan Production Offices

Disciplined Entry into Attractive Southeast Markets

- Expansion into Broward, Palm Beach and Naples markets aligns with long-term Southeast strategy
- Focus on high-growth markets with strong commercial activity

Proven Team with Deep Local Relationships

- Added **~30 experienced bankers** to-date; team leads have demonstrated success in Florida, including prior collaboration under current WesBanco CEO
- Relationship model accelerates client acquisition and pipeline growth

Early Momentum with Clear Path to Scale

- Focused on relationship-based C&I lending, supported by Treasury Management to deepen client relationships
- **~$230MM commercial loan pipeline**
- Positioned to increasingly self-fund as deposit base builds; several financial centers opening during the first half of 2027
- Strong opportunities for Healthcare and additional solutions
- Florida franchise has potential to be a **$2B bank** within the next couple of years

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Note: data as of 6/30/2026

WesBanco

©2026 WesBanco Inc. | All rights reserved | Proprietary and confidential

Optimizing Our Delivery Channels for Efficiency and Growth Evaluating financial center network annually to identify optimization opportunities Reinvesting resources in new locations in high-opportunity markets Evolving digital and branch delivery models to drive efficiency and elevate client experiences Operating Leverage and Expense Management Rationalize: Reviewing annually for improvement or rationalization 100+ financial center closures since 2019 Net annual savings of $8 million per year from 37 closures in January and May 2026 Targeting top-quartile average deposits per financial center versus peers, over long term Reinvest: Reinvesting resources in markets and locations with strong demand, including Tennessee and Florida Increasing average deposits per branch by 50+% since 12/31/2021 Note: data as of 6/30/2026; annual savings figure as disclosed on 10/22/2025 (27 locations) and 4/22/2026 (10 locations); average deposits per branch reflect both deposit growth and location closures and openings; digital statistics are current year-to-date figures Evolve: Migrating transactions to more efficient channels with greater convenience and flexibility Enhancing all digital channels to deliver a more seamless, connected experience Achieving strong digital adoption with ~80% of retail customers using; averaging 7.7 million logins per month

Growth and Expense Discipline Driving Positive Operating Leverage Disciplined expense management and investment aligned with growth priorities Technology and talent-enabled efficiency gains to streamline processes and boost productivity Focus on operating leverage for all strategic investments – target $2 return for each $1 invested Operating Leverage and Expense Management Technology-Enabled Productivity Gains Advancing automation and AI initiatives to improve efficiency, reduce costs, and enhance scalability across loan operations, call center, and credit underwriting Commercial Banker Productivity Strong talent management driving 2x higher loan production per banker since 2021 Incentives tied to profitable growth and credit quality Note: data as of 12/31 unless otherwise stated; balance sheet data as of period-end; non-interest expense to total assets and efficiency ratio are year-to-date periods (1) Non-GAAP measure – please see reconciliation in appendix; non-interest expense excludes restructuring and merger-related expenses Efficiency ratio 51.8% (1)

Well-Capitalized with Strategic Flexibility Organic accretion of tangible book value of ~$0.75 per share, which equates to $5+ stock price appreciation annually* Capital levels exceed well-capitalized standards, supporting loan growth, dividends, and opportunistic investment Balanced approach to shareholder returns and long-term growth strategies Disciplined Capital Allocation CET1 Ratio Tangible Book Value per Share(1) memo: target range 10.5-11.0% Note: data as of quarter ending 12/31; current year data as of 6/30/2026 * Based on price to tangible book value per share (P/TBVPS) ratio of 1.9x as of 7/28/2026 (1) Non-GAAP measure – please see reconciliation in appendix; non-interest expense excludes restructuring and merger-related expenses

Favorable Return Measures Compared to Peers Sustainable Value Creation Note: data is year-to-date for dates specified; peers defined as all U.S. banks with total assets between $20B and $50B (source: S&P Capital IQ) and represent simple averages; peer non-interest expense does not exclude restructuring & merger-related expenses (1) Non-GAAP measure – please see reconciliation in appendix; non-interest expense excludes restructuring and merger-related expenses

Favorable Credit Quality Measures Compared to Peers Sustainable Value Creation Note: data as of period-end for dates specified; peers defined as all U.S. banks with total assets between $20B and $50B (source: S&P Capital IQ) and represent simple averages except criticized & classified loans as % of total loans which is a weighted average

Well-Positioned to Deliver Value Creation Business & Financial Outlook 2026 Outlook (as stated on 7/22/2026) 2025 Baseline 2026 (shown on an operating basis) Loans (end of period) $19.2B Mid-single digit growth (annual) Total Commercial Loan Pipeline $1.2B (as of 12/31/2025) ~$2.3B (as of 7/15/2026) Commercial Real Estate Payoffs $910MM $700-900MM (annual range) – 2026 towards high-end Continue to taper during H2 Q3 currently projected at 2/3s the Q2 level Net Interest Margin 3.53% H2  3.60% range H2 loan growth to accelerate and initially outpace deposit growth, requiring blend of wholesale funding and deposits Non-Interest Income $167MM 3-5% growth per quarter (year-over-year) Non-Interest Expense (excluding restructuring and merger-related expenses) $549MM H2  $153MM range per quarter Full Year Tax Rate 20.1% ~21% (annual) Note: current year outlook is provided on a year-over-year basis, unless otherwise stated, and compared to the prior year

Appendix

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2025 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”) including WesBanco’s Form 10-Q for the quarter ended March 31, 2026, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the Consumer Financial Protection Bureau, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as pre-tax pre-provision income, tangible common equity/tangible assets; net income excluding after-tax restructuring and merger-related expenses and excluding after-tax day one provision for credit losses on acquired loans; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC.

Experienced Management Team with Proven Execution Record Jeffrey H. Jackson President & Chief Executive Officer Daniel K. Weiss, Jr. Senior Executive Vice President & Chief Financial Officer CEO of the Corporation and Bank since 2023; previously served as President & COO Former EVP & COO of regional banking at First Horizon Bank; held regional leadership roles across Florida, Southeast Tennessee and Atlanta 30+ years of leadership experience spanning the banking and technology industries, including 15 years at IBM CFO since 2022; previously Chief Accounting Officer and Corporate Controller Nearly 20 years with Bank in progressive finance leadership roles 20+ years of experience, including in public accounting for Deloitte Executive Management

Commitment to Sustainability

Ensuring a strong financial institution for all of our stakeholders

$2.4 billion
Community development lending (2021-2025)

~8,000 jobs
Created by New Markets Loan Program (total tax credit allocations 2004-2025)

$198 million
Community development investments (2025)

$3.5 million
Community Development Philanthropic Donations (2025)

~58,800 hours
Community development service hours (2021-2025)

8 consecutive
"Outstanding" composite ratings from the FDIC for CRA performance, a period spanning more than 20 years

38% green
Green office supplies (<1% in 2019); >50% when excluding food items

~30% LED
Facilities converted to LED lighting; efforts ongoing

50% flexible workforce
Including 90% of support areas, in either a 100% remote or hybrid schedule

33% net reduction
In financial center footprint, while continuing to serve customers effectively

68% female employees
Including 57% of Bank Officers

56% female leadership
CEO's direct reports and key senior executive leadership positions

37% board diversity
Board of Directors gender or ethnically diverse

11+% employee diversity
Including 8+% of Bank Officers

155 years
Strong culture of credit quality, risk management, and compliance

21

Note: data as of 12/31/2025 except Board diversity (as of 4/15/2026) and financial center reduction (as of 1/31/2025) and compared to 12/31/2019); "CRA" is Community Reinvestment Act; "key senior executive leadership" defined as the direct reports of the CEO's direct reports; please visit wesbanco.com for the full sustainability report

WesBanco

©2026 WesBanco Inc. | All rights reserved | Proprietary and confidential

Generated annualized loan growth of 8.3% over the sequential quarter and 3.5% year-over-year as organic growth across all markets more than offset higher CRE payoffs of approximately $345 million, which impacted year-over-year loan growth by 1.0% Grew commercial loan pipeline to a record $2.3 billion as of June 30, 2026, reflecting strong business development activity and growing opportunities across all markets Average loan to deposit ratio of 88.9% that provides substantial capacity to fund loan growth Increased net interest margin 4 basis points year-over-year to 3.63%, driven by lower funding costs and asset repricing Achieved record fee income levels across securities brokerage, digital banking, and service charges on deposits, as well as record levels of trust assets under management and securities account values Improved efficiency ratio more than 1 percentage point both year-over-year and quarter-over-quarter to a record low of 51.2%, primarily due to a focus on driving positive operating leverage Advanced our organic growth strategy and commercial momentum in targeted expansion markets, including Northern Virginia, Tennessee, and South Florida Positioning the Florida franchise for continued growth through planned financial center openings by the first quarter of 2027 Recently recognized as one of America’s High Growth Companies by Business Insider and one of America’s Best Companies by Time Strong Annualized Loan Growth, Top-Tier Efficiency Ratio Net Income Available to Common Shareholders and Diluted EPS(1) $89.2 million; $0.92/share Net Interest Margin +4bp YoY; +6bp QoQ Total Loan Growth +8.3% QoQ annualized +3.5% YoY or +4.5%, excluding CRE payoff headwind Total Deposit Growth +2.1% YoY Return on Average Tangible Common Equity(1) 17.3% CET1 Capital Ratio 10.7% Note: financial and operational highlights for the quarter ended June 30, 2026; EPS = earnings per share; CRE = commercial real estate; YoY = year-over-year; QoQ = quarter-over-quarter; bp = basis points; CET1 = common equity tier 1; PFC = Premier Financial Corp. (acquisition closed on 2/28/2025) (1) Non-GAAP measure – excludes certain items – please see reconciliation in appendix Q2 2026 Financial and Operational Highlights

Strong Annualized Loan Growth that Outpaced CRE Payoffs Note: commercial payoffs and new originations and associated yields (in charts above); C&I = Commercial & Industrial Q2 2026 Total Portfolio Loans Total loans of $19.5 billion increased $650 million, or 3.5%, YoY and $396 million, or 8.3% annualized, QoQ, driven by commercial and home equity lending CRE loan payoffs remained elevated and totaled approximately $345 million for the second quarter of 2026, consistent with the elevated quarterly levels incurred during the prior nine months, which negatively impacted YoY loan growth by approximately 1% Commercial loan pipeline a record $2.3 billion, as of 6/30/2026 45% of pipeline from loan production offices and PFC markets Florida pipeline contributed approximately $250 million C&I line utilization was approximately 38% for Q2 2026

Deposit Growth Remained Solid Note: “uninsured deposits” are approximated; “collateralized municipal deposits” are collateralized by securities Q2 2026 Total Deposits Total deposits increased $438 million, or 2.1%, YoY to $21.6 billion, driven by demand deposits, money market, and savings account growth which more than offset the intentional run-off of $352 million of higher cost certificates of deposit Despite the closure of 37 financial centers this year, deposits were down only $75 million, or 0.4%, on a sequential quarter basis reflecting the remaining $50 million of brokered deposits that paid off on April 1st and the decline in higher cost CDs Total demand deposits continued to represent 49% of total deposits Distribution: consumer 51%, business 33%, and public funds, which are separately collateralized, 16% Average loans to average deposits were 88.9%, providing continued capacity to fund loan growth

Tangible common equity to tangible assets ratio(1) = 8.44% Weighted average yield = 3.29% [vs. 3.21% last year] Weighted average duration = 4.3 Total unrealized securities losses (after-tax): Available for Sale (“AFS”) = $161MM Held to Maturity (“HTM”)(2) = $78MM Securities Represent 16% of Total Assets Note: securities chart excludes allowance for credit losses for HTM securities; weighted average yields have been calculated on a taxable-equivalent basis using the federal statutory rate of 21%; after-tax unrealized losses have been calculated using the Other Comprehensive Income (“OCI”) tax rate of ~23% (1) Non-GAAP measure – please see reconciliation in appendix (2) HTM losses not recognized in accumulated other comprehensive income Q2 2026 Total Securities

Q2 2026 NIM of 3.63% improved 4 bp YoY, primarily due to lower funding costs NIM increased 6 bp on a sequential quarter basis mainly due to asset repricing and 3 bp of accelerated mark accretion from acquired loan payoffs Deposit funding costs, including non-interest bearing deposits, were 178 bp and decreased 6 bp YoY and increased just 1 bp QoQ Period end FHLB borrowings of $1.4 billion decreased $400 million YoY but increased $375 million QoQ as loan growth outpaced deposit growth, reflecting accelerating growth in targeted expansion markets As of 6/30/2026, 89% have 2026 maturities, with an average rate of 3.90% NIM Benefited from Management of Funding Costs Q2 2026 Net Interest Margin (NIM)

Note: OREO = other real estate owned; AUM = assets under management; securities account values include annuities Record Fee Income Levels Across Multiple Categories Q2 2026 Non-Interest Income Non-interest income increased 22.0% YoY due primarily to higher net swap and valuation income, service charges on deposits, and other income Achieved record fee income levels across securities brokerage, digital banking, and service charges on deposits Gross swap fees were $2.8 million, compared to $1.4 million last year Swap fair market valuation adjustment was $0.3 million, compared to a loss of $0.7 million, in the prior year period Service charges on deposits reflect increased general spending and higher transaction volumes from our larger customer base, as well as an increase in monthly fees that took effect during June Other income included a non-recurring $4.8 million gain related to the freezing of future service for actively employed participants in the pension plan Mortgage banking income decreased YoY primarily due to more mortgage volume going into portfolio loans

Expenses Reflect Expansion Markets and Discretionary Cost Control Q2 2026 Non-Interest Expense Non-interest expense, excluding merger and restructuring charges, increased 1.8% YoY primarily due to higher salaries and wages from a full quarter of expansion market hiring offset by discretionary expense management Salaries and wages and employee benefits expense increased due to recent hiring efforts, primarily in Florida, and bonus accrual adjustments FDIC insurance expense decreased due to a lower assessment rate associated with our improved financial ratios Equipment and software, which was consistent with the last several quarters, decreased YoY due to the cost of operating two core systems in the prior year related to the PFC acquisition Amortization of intangible assets, which was consistent with the last couple quarters, decreased YoY due to the core deposit intangible asset that was created from the acquisition of PFC in the prior year Restructuring and merger-related expenses decreased from the prior year period, which included costs associated with the closing of the PFC acquisition

The allowance for credit losses on loans was $217.8 million at 6/30/2026, which provided a coverage ratio of 1.12% Excluded from the allowance for credit losses and the related coverage ratio is a remaining unaccreted discount on purchased loans from acquisitions representing 1.41% of total portfolio loans The second quarter provision for credit losses of $9.2 million is primarily due to higher loan balances Non-Depository Financial Institution (NDFI) exposure <$55 million No direct exposure to technology and software firms or data centers and related infrastructure projects Allowance Coverage Ratio of 1.12% Q2 2026 Current Expected Credit Loss (CECL) Note: ACL at 6/30/2026 excludes off-balance sheet credit exposures of $7.7 million

Non-Interest Expense to Total Assets, Efficiency Ratio, & Operating Leverage Note: “non-interest expense to total assets” are annualized by utilizing the actual numbers of days in the quarter versus the year; “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent; the current period is YTD annualized, as appropriate, for current period vs. 12/31/2021 operating leverage; merger closings: Premier Financial Corporation 2/28/2025; Old Line Bancshares 11/22/2019 Reconciliation

Tangible Book Value per Share Reconciliation

Return on Average Assets (1) Ratios are annualized by utilizing the actual numbers of days in the quarter versus the year Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Premier Financial Corporation merger closed 2/28/2025 Reconciliation

Returns on Average Tangible Equity and Average Tangible Common Equity (1) Amortization of intangibles tax effected at 21% for all prior periods (2) Ratios are annualized by utilizing the actual numbers of days in the quarter versus the year Note: Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; Premier Financial Corporation merger closed 2/28/2025 Reconciliation

Net Income and Diluted Earnings per Share (EPS) Reconciliation